                                                                   EXHIBIT 99(b)


                                MERCK & CO., INC.
                              PRODUCT SALES DETAIL

                                                                        3Q `00 vs. 3Q `99

                                           TOTAL         TOTAL           U.S.         U.S.         Foreign         Foreign
            PRODUCT                       % CHG            $           % CHG            $           % CHG             $
VIOXX                                       N/M          $615            N/M          $495            N/M           $120
VASOTEC / VASERETIC                         -5%           460            21%           205           -19%            255
PRINIVIL / PRINZIDE                         34%           295            36%           265            20%             30
COZAAR / HYZAAR                             16%           405             6%           175            24%            230
MEVACOR                                     17%           135            29%           110           -17%             25
ZOCOR                                       18%         1,360            27%           905             3%            455
AGGRASTAT                                   75%            35            67%            25           100%             10
SINGULAIR                                   81%           235            90%           190            50%             45
MAXALT                                      80%            45            75%            35           100%             10
PROPECIA                                    11%            50            25%            25             0%             25
PROSCAR                                      9%           120            30%            65            -8%             55
PRIMAXIN                                     0%           140           -11%            40             5%            100
PEPCID                                     -16%           190           -13%           175           -40%             15
FOSAMAX                                     29%           360            33%           260            18%            100
CRIXIVAN/STOCRIN                           -18%           140           -23%            50           -14%             90
TIMOPTIC/TIMOPTIC XE                       -14%            60           -40%            15             0%             45
TRUSOPT/COSOPT                              13%            90            13%            45            13%             45
HEPATITIS VACCINES                          31%           105            36%            95            N/M             10
VIRAL VACCINES                               0%           155             4%           145            N/M             10
OTHER VACCINES                              N/M            20            N/M            10            N/M             10

NOTE:    Product  sales  rounded  to  the  nearest  $5  million.

N / M - Not Meaningful

                                                                   EXHIBIT 99(b)


                                MERCK & CO., INC.
                              PRODUCT SALES DETAIL

                                                           9 MONTHS YTD 2000 OVER 1999

                                   TOTAL         TOTAL           U.S.          U.S.          Foreign       Foreign
             PRODUCT              % CHG            $           % CHG            $            % CHG            $
VIOXX                               N/M         $1,460           N/M         $1,175            N/M          $285
VASOTEC / VASERETIC                -15%          1,460          -12%            640           -17%           820
PRINIVIL / PRINZIDE                 34%            835           36%            750            13%            85
COZAAR / HYZAAR                     22%          1,185           15%            505            27%           680
MEVACOR                            -15%            395          -15%            320           -17%            75
ZOCOR                               19%          3,820           31%          2,440             2%         1,380
AGGRASTAT                           82%            100           67%             75            N/M            25
SINGULAIR                           86%            615           92%            480            69%           135
MAXALT                             108%            135          110%            105           100%            30
PROPECIA                            11%            150            0%             70            23%            80
PROSCAR                              6%            345           18%            165            -3%           180
PRIMAXIN                             7%            450            4%            130             8%           320
PEPCID                             -10%            610           -8%            555           -21%            55
FOSAMAX                             27%            960           33%            670            16%           290
CRIXIVAN/STOCRIN                   -17%            410          -23%            155           -14%           255
TIMOPTIC/TIMOPTIC XE               -10%            190          -23%             50            -3%           140
TRUSOPT/COSOPT                      15%            265           14%            125            17%           140
HEPATITIS VACCINES                  20%            270           23%            245             0%            25
VIRAL VACCINES                       7%            405            7%            380            N/M            25
OTHER VACCINES                      N/M             50           N/M             30            N/M            20

NOTE:    In-line product  sales  rounded  to  the  nearest  $5  million.

N / M - Not Meaningful

                                                                   EXHIBIT 99(b)


                                MERCK & CO., INC.
                                  THIRD QUARTER

                                                3Q `00                            3Q `99           % CHG.
TOTAL SALES                                  $ 10,567.5                        $ 8,195.7             29%
                                             ----------                        ---------
TOTAL COSTS, EXPENSES, & OTHER               $  7,925.8                        $ 5,961.0
                                             ----------                        ---------
    Materials & Production                      5,952.5                          4,365.9
    Marketing & Administrative                  1,512.8                          1,272.7
    Research & Development                        609.8                            516.0
    Acquired Research                                 -                             51.1
    Equity Income From Affiliates                (219.4)                          (227.1)
    Other (Income)/Expense, Net                    70.1                            (17.6)



PRE-TAX INCOME                               $  2,641.7                        $ 2,234.7

TAXES                                        $    805.7                        $   695.1
TAX RATE                                           30.5%                            31.1%

NET INCOME                                   $  1,836.0                        $ 1,539.6             19%

EPS - ASSUMING DILUTION                           $0.78                            $0.64             22%

AVG. # SHARES - ASSUMING DILUTION               2,342.9                          2,394.4


                                                3Q `00          % CHG.               VOL     PX       FX

TOTAL SALES                                    $10,570            29%                 25      4        0
                                               -------            ---                 --     --       --
    Total U.S. and Foreign Sales                 5,170            18%                 21     -2       -1
                                               -------            ---                 --     --       --
        U.S.                                     3,345            23%                 25     -2        0
        Foreign                                  1,825             9%                 13     -2       -2

    Other Medco Sales                            5,400            42%

                                                                   EXHIBIT 99(b)

                                MERCK & CO., INC.
                            NINE MONTHS YEAR TO DATE

                                               2000                1999          % CHG.

TOTAL SALES                              $   28,895.9        $   23,750.6          22%
                                         ------------        ------------          ---
TOTAL COSTS, EXPENSES, & OTHER           $   21,582.9        $   17,342.5
                                         ------------        ------------
    Materials & Production                   15,872.9            12,890.2
    Marketing & Administrative                4,393.5             3,611.3
    Research & Development                    1,681.5             1,440.5
    Acquired Research                            --                  51.1
    Equity Income From Affiliates              (619.5)             (581.5)
    Other (Income)/Expense, Net                 254.5               (69.1)

PRE-TAX INCOME                           $    7,313.0        $    6,408.1

TAXES                                    $    2,255.7        $    2,090.8
TAX RATE                                         30.8%               32.6%

NET INCOME                               $    5,057.3        $    4,317.3          17%

EPS - ASSUMING DILUTION                         $2.15               $1.79          20%

AVG. # SHARES - ASSUMING DILUTION             2,351.6             2,410.1


                                           9 mos `00      % CHG.     VOL     PX      FX

TOTAL SALES                                  $28,895        22%       18      4       0
                                             -------        ---       --     --      --
    Total U.S. and Foreign Sales              14,820        18%       21     -2      -1
                                             -------        ---       --     --      --
        U.S.                                   9,430        24%       26     -2       0
        Foreign                                5,390         8%       11     -1      -2

    Other Medco Sales                         14,075        26%

                                                                  EXHIBIT 99 (b)


                                MERCK & CO., INC.
                           OTHER FINANCIAL DISCLOSURES
                                  THIRD QUARTER
                                      2000

OTHER (INCOME)/EXPENSE, NET

                                                              3Q `00         3Q `99       9 mos '00       9 mos '99
INTEREST INCOME                                              $(124.8)        $(95.2)       $(326.4)       $(264.1)
INTEREST EXPENSE                                               121.8           79.0          355.1          219.3
EXCHANGE (GAINS)/LOSSES                                        (14.3)         (20.9)         (31.8)         (18.8)
MINORITY INTERESTS                                              74.8           61.8          230.8          168.5
AMORTIZATION OF GOODWILL AND INTANGIBLES                        80.8           77.8          238.2          239.0
Other, net                                                     (68.2)        (120.1)        (211.4)        (413.0)
                                                             -------         ------        -------        -------
TOTAL                                                        $  70.1         $(17.6)       $ 254.5        $ (69.1)


JOINT VENTURE SALES DETAIL

All sales reported here are end-market JV sales, presented on a "NET" basis, rounded to the nearest $5 million.


Merial                                      3Q `00        3Q `99        9 mos '00     9 mos '99
IVOMEC, HEARTGARD, other avermectins        $  150        $  180        $  405        $  430
FRONTLINE                                       90           110           275           270
Biologicals                                     80            85           240           250
Other Animal Health                             50            55           150           165
Poultry Genetics                                55            50           165           175
                                            ------        ------        ------        ------
TOTAL MERIAL SALES                          $  425        $  480        $1,235        $1,290


PM-MSD                   3Q `00      3Q `99     9 mos '00   9 mos '99
HEPATITIS VACCINES        $ 35        $ 40        $110        $120
VIRAL VACCINES              10          15          35          50
Other Vaccines             125         120         260         245
                          ----        ----        ----        ----
TOTAL PM-MSD SALES        $170        $175        $405        $415

TOTAL MEDCO PRESCRIPTION/CLAIMS VOLUME (in millions)

                     2000       1999        % Chg
FIRST QUARTER          99         94          5%
SECOND QUARTER         98         91          8%
THIRD QUARTER         120         90         33%
                      ---        ---         --
YEAR TO DATE          317        275         15%